PREFERRED STOCK PURCHASE AGREEMENT


            THIS PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of June 26, 1998 among VALUE AMERICA, INC., a Virginia corporation (the "Company"), and each of the entities and individuals listed on Annex A hereto (each, a "Series B Investor" and collectively, the "Series B Investors").

            THE PARTIES hereby agree as follows:

            1. Authorization of Securities. The Company has authorized the issue and sale of 617,979 shares of its 5% Cumulative Convertible Series B Preferred Stock, without par value (the "Preferred Stock"), having the rights, preferences and privileges set forth in the Company's Articles of Amendment of Articles of Incorporation (hereinafter referred to as the "Certificate"), a copy of which is attached hereto as Annex B. The Preferred Stock is convertible into the Company's common stock, without par value, which class of shares is sometimes referred to herein as the "Common Stock"; the Common Stock into which the Preferred Stock is convertible is sometimes referred to herein as the "Conversion Stock"; and the Preferred Stock and the Conversion Stock are sometimes referred to herein individually and collectively as the "Securities".

            2. Sale and Purchase of Preferred Stock. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to the Series B Investors, and each Series B Investor will purchase from the Company, severally and not jointly, the total number of shares of Preferred Stock specified opposite such Series B Investor's name on the Schedule of Investors attached hereto as Annex A, at the Closing (as hereinafter defined) on the Closing Date (as hereinafter defined), at a price of $30.47 per share (the "Purchase Payment").

            3. Closing. The closing of the sale to and purchase by the Series B Investors of the Preferred Stock (the "Closing") shall occur at the offices of Paul, Hastings, Janofsky & Walker LLP, 1299 Pennsylvania Avenue, N.W., Tenth Floor, Washington, D.C., at the hour of 10:00 A.M., Eastern time, on June 26, 1998 or at such different time or day as the Series B Investors and the Company shall agree (the "Closing Date"). At the Closing, the Company will deliver to each of the Series B Investors a certificate evidencing the Preferred Stock which shall be registered in such Series B Investor's name, against delivery to the Company of payment by check or wire transfer in an amount equal to the Purchase Payment.

            4. Register of Securities; Restrictions on Transfer of Securities; Removal of Restrictions on Transfer of Securities

                     4.1 Register of Securities. The Company or its duly appointed agent shall maintain a separate register for the shares of Preferred Stock and Common Stock, in which it shall register the issue and sale of all such shares. All transfers of the Securities shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of the Securities as the actual holder of the Securities so registered until the Company or its agent is required to record a transfer of such Securities on its register. Subject to
Section 4.2(c) hereof, the Company or its agent shall be required to record any such transfer when it receives the Security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

                     4.2 Restrictions on Transfer

                               (a)      Each Series B Investor understands and
agrees, severally and not jointly, that the Securities they will be acquiring have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act or applicable state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act or registration or qualification requirements under applicable state securities laws. The Series B Investors acknowledge that they must bear the economic risk of their investment in the Securities for an indefinite period of time (subject, however, to the Company's obligation to redeem the Preferred Stock in accordance with the Certificate and to the Company's obligation to effect the registration of the Conversion Stock under the Securities Act in accordance with the Registration Rights Agreement (as hereinafter defined)) since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

                               (b)      (i)      Each Series B Investor hereby
represents and warrants, severally and not jointly, to the Company that each Series B Investor (i) is acquiring the Securities it has agreed to purchase for investment purposes only, for its own account, and not as nominee or agent for any other Person (as hereinafter defined), and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act, (ii) is an "accredited investor" within the meaning of Rule 501(a) of the Commission (as hereinafter defined) under the Securities Act,
(iii)  is  a   corporation,   partnership  or  other  entity headquartered  in
the jurisdiction as set forth on Annex A to this Agreement and (iv) has had the opportunity to review information provided to it by the Company and ask questions about and received answers regarding the same.

                               (c)  Each  Series  B  Investor   hereby   agrees,
severally and not jointly, with the Company as follows:

                                        (i)      Subject to Section 4.3 hereof,
the certificates evidencing the Securities such Series B Investor has agreed to purchase, and each certificate issued in transfer thereof, will bear the following legend:

            "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 and have been taken for investment purposes only and not with a view to the distribution thereof, and, except as stated in an agreement between the holder of this certificate, or its predecessor in interest, and the issuer corporation, such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion of counsel (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."

                                        (ii) The certificates  representing such
Securities, and each certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

                                        (iii) Absent an  effective  registration
statement under the Securities Act, covering the disposition of the Securities which such Series B Investor acquires, such Series B Investor will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Securities without first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws, except that no such registration or opinion shall be required with respect to (A) a transfer not involving a change in beneficial ownership, or (B) the distribution of Securities by such Series B Investor to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (C) the distribution of Securities by Ullico to the participants in its Separate Account P, or (D) a sale to be effected in accordance with Rule 144 of the Commission under the Securities Act (or any comparable exemption).

                                        (iv) Such  Series B  Investor  agrees to
the Company's making a notation on its records or giving instructions to any transfer agent of the Common Stock or Preferred Stock in order to implement the restrictions on transfer of the Securities mentioned in this subsection (c).

                     4.3 Removal of Transfer Restrictions. Any legend endorsed on a certificate evidencing a Security pursuant to Section 4.2(c)(i) hereof and the stop transfer instructions and record notations with respect to such Security shall be removed and the Company shall issue a certificate without such legend to the holder of such Security (a) if such Security is registered under the Securities Act, or (b) if such Security may be sold under Rule 144(k) of the Commission under the Securities Act or (c) if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act.

                     4.4 Lock-Up Agreement. Each Series B Investor agrees to execute a Lock-Up Agreement, in the form attached as Annex 4.4 hereto, in connection with the proposed initial public offering of the Common Stock of the Company for the account of the Company pursuant to an effective registration statement under the Securities Act. To the extent that the Company should change lead underwriters prior to the effective date of such initial public offering, each Series B Investor agrees to execute a Lock-Up Agreement with such lead underwriter, so long as such agreement is in the form attached as Annex 4.4 hereto. Each Series B Investor (other than Ullico and Vulcan Ventures Incorporated) agrees to execute a lock-up agreement, if any, requested by The Nasdaq Stock Market, Inc. (the "Nasdaq Lock-Up Agreement") in connection with such initial public offering.

            5. Representations and Warranties by the Company. In order to induce the Series B Investors to enter into this Agreement and to purchase the Preferred Stock, the Company hereby covenants with and represents and warrants to the Series B Investors as follows:

                     5.1 Organization, Standing, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia, and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into this Agreement, the Registration Rights Agreement, the Stockholders Agreement and the Voting Agreement (the Registration Rights Agreement, the Stockholders Agreement and the Voting Agreement, each individually, an "Ancillary Agreement" and collectively, the "Ancillary Agreements"), to issue the Securities and to carry out the provisions hereof and thereof, and the terms of the Certificate and the Securities. The copies of the Articles of Incorporation and Bylaws of the Company which have been delivered to the Series B Investors prior to the execution of this Agreement are true and complete and have not been amended or repealed, except for the amendments to the Articles of Incorporation which have been or will be accomplished by the filing of the Certificate with the State Corporation Commission of the Commonwealth of Virginia. The Company has no Subsidiaries (as hereinafter defined) or direct or indirect interest (by way of stock ownership or otherwise) in any firm, partnership, corporation, association or business enterprise.

                     5.2 Qualification. The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or domestication necessary.

                     5.3 Capital Stock.  Immediately prior to the Closing, the
authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, of which 7,692,500 shares are issued and outstanding, (b) 5,000,000 shares of Series A Preferred Stock, of which 5,000,000 shares are issued and outstanding, and (c) 617,979 shares of Series B Preferred Stock, none of which has been issued. The Company has no authority to issue any other capital stock. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The offer, issuance and sale of such shares of Series A Preferred Stock and Common Stock were (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) registered or qualified (or were exempt from registration or qualification) under the registration or qualification requirements of all applicable state securities laws, and (c) accomplished in conformity with all other federal and applicable state securities laws, rules and regulations. The Company has (A) reserved a total of 1,250,000 shares of Common Stock for issuance under the Company's 1997 Stock Incentive Plan (the "Stock Plan"), under which options to purchase a total of 1,095,875 shares have been granted, (B) reserved a total of 71,250 shares for issuance upon exercise of outstanding Stock Purchase Warrants issued by the Company, (C) reserved a total of 1,000,000 shares of Common Stock upon conversion of the Series A Preferred Stock, (D) reserved a total of 617,979 shares of Common Stock upon conversion of the Series B Preferred Stock, and (E) is obligated to issue 25,000 shares of Common Stock to Chris Little. Except as expressly provided in this Agreement or the Certificate, the Company has no outstanding subscription, option, warrant, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatsoever under which the Company is or may be obligated to issue Common Stock, preferred stock or other Equity Security (as hereinafter defined) of any kind. Neither the offer nor the issuance or sale of the Securities constitutes or will constitute an event, under any Equity Security or any anti-dilution or similar provision of any agreement or instrument to which the Company is a party or by which it is bound or affected, which shall either increase the number of shares or units of Equity Securities issuable upon conversion of any securities (whether stock or Indebtedness for Borrowed Money (as hereinafter defined)) or upon exercise of any warrant or right to subscribe to or purchase any stock or similar security (including Indebtedness for Borrowed Money), or decrease the consideration per share or unit of Equity Security to be received by the Company upon such conversion or exercise.

                     5.4 Preferred Stock. The Preferred Stock is duly authorized and, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, will have the rights, preferences and privileges specified in the Certificate and will be free and clear of all Liens (as hereinafter defined) and restrictions, other than Liens that might have been created by the Series B Investors and restrictions on transfer imposed by (i) Sections 4.2 and 4.3 hereof, (ii) applicable state securities laws and
(iii) the Securities Act. The Conversion Stock is duly authorized and has been reserved for issuance upon conversion of the Preferred Stock and, when issued upon conversion in accordance with the terms of the Certificate, will be duly authorized, validly issued, fully paid and nonassessable Common Stock and free and clear of all Liens and restrictions, other than Liens that might have been created by the Series B Investors and restrictions imposed by (i) Sections 4.2 and 4.3 hereof, (ii) applicable state securities laws and (iii) the Securities Act.

                     5.5 Indebtedness for Borrowed Money. The Company has no Indebtedness for Borrowed Money except as disclosed on the Balance Sheet (as hereinafter defined) or on Annex 5.5 hereto.

                     5.6 Shareholder List. Annex 5.6 hereto contains a true and complete list of the names and addresses of the beneficial holders of all of the outstanding Common Stock and of the holders of all outstanding options, warrants or other rights to purchase Common Stock. With respect to holders of Common Stock, Annex 5.6 contains a true and complete description of the number of shares held by each such holder, the date such shares were purchased, the price paid per share and the form of payment therefor. With respect to each outstanding option, Annex 5.6 sets forth the date of grant, the number of shares subject thereto, the exercise price, vesting schedule and expiration date. With respect to warrants, Annex 5.6 sets forth the date of issue of each warrant, the number of shares of Common Stock subject to the warrant, the exercise price and expiration date. Except as disclosed in Annex 5.6, no holder of Common Stock or any other security of the Company or any other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the Securities or otherwise. Except as disclosed in Annex 5.6, there is no voting trust, agreement or arrangement among any of the beneficial holders of Common Stock of the Company affecting the exercise of the voting rights of such stock.

                     5.7 Corporate Acts and Proceedings. All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement and the Ancillary Agreements, the offer, issuance and delivery of the Securities and the performance of this Agreement, the Registration Rights Agreement (except to the extent that additional Board action may be required to effect a Securities Act registration), and the Stockholders Agreement and the terms of the Certificate have been lawfully and validly taken or will have been so taken prior to the Closing.

                     5.8 Compliance with Laws and Other Instruments. The business and operations of the Company have been and are being conducted in accordance with all applicable federal, state and local laws, rules and regulations, except to the extent that noncompliance with laws, rules and regulations would not, individually or in the aggregate, have a Material Adverse Effect (as hereinafter defined) on the Company. The execution and delivery by the Company of this Agreement and the Ancillary Agreements and the performance of this Agreement and the Ancillary Agreements, and the terms of the Certificate (a) will not require from the Board or stockholders of the Company any consent or approval that has not been validly and lawfully obtained (except to the extent that additional Board action may be required to effect a Securities Act registration), (b) will not require any authorization,
consent,   approval,   license,   exemption  of  or  filing  or registration
with any court or governmental department, commission, board, bureau, agency or instrumentality of government, except such as shall have been lawfully and validly obtained prior to the Closing (except for filing a Form D with the Commission within 15 days of the Closing Date and proceedings under the Securities Act or state blue sky laws to register Common Stock under the Securities Act), (c) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award, or (iv) any provision of the Articles of Incorporation or Bylaws of the Company, (d) will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected, to the extent that such violation, conflict breach or default would (individually or in the aggregate) have a Material Adverse Effect and (e) will not result in the creation or imposition of any Lien. The Company is not in material violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Articles of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights is bound or affected. The Company is not subject to any restriction of any kind or character which has or may have a Material Adverse Effect on the Company or which prohibits the Company from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement, any Ancillary Agreement or the Certificate or the consummation of the transactions contemplated hereby or thereby.

                     5.9 Binding Obligations. This Agreement, each Ancillary Agreement and the Certificate constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                     5.10 Securities Laws. Subject to the accuracy of the Series B Investors' representations and warranties in Section 4.2(b), the offer, issue and sale of the Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

                     5.11 No Brokers or Finders. Except as provided in Annex 5.11, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company or any Series B Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity.

                     5.12. Financial Statements. Attached hereto as Annex 5.12 are the Company's audited balance sheet (the "Balance Sheet") as of December 31, 1997 (the "Balance Sheet Date") and the audited statements of income and shareholders' equity for the Company's twelve-month period then ended, together with the opinion of Price Waterhouse LLP thereon, and the Company's unaudited balance sheet as of March 31, 1998 and the unaudited statements of income and shareholders equity for the three-month period then ended, and no more current financial statements have been prepared. These financial statements (i) are in accordance with the books and records of the Company, and (ii) accurately present the financial condition of the Company at the Balance Sheet Date and the results of its operations for the period therein specified. Specifically, but not by way of limitation, the Balance Sheet discloses all of the debts, liabilities and obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) of the Company at the Balance Sheet Date which must be disclosed on an accurate balance sheet.

                     5.13 Absence of Undisclosed Liabilities. Except as disclosed on Annex 5.13 hereto, the Company has no material obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) arising out of any transaction entered into at or prior to the Closing, or any act or omission to act at or prior to the Closing, or any state of facts existing at or prior to the Closing, including taxes with respect to or based upon the transactions or events occurring at or prior to the Closing, and including without limitation unfunded past service liabilities under any pension, profit sharing or similar plan, except (a) to the extent set forth on or reserved against in the Balance Sheet, and (b) current liabilities incurred and obligations under agreements entered into, in the usual and ordinary course of business, since the Balance Sheet Date, none of which (individually or in the aggregate) has a Material Adverse Effect on the Company.

                     5.14 Changes.  Since the Balance Sheet Date as to clauses
(a) and (c) below and since one year prior to the Balance Sheet Date as to the remaining clauses of this Section 5.14, except as disclosed on Annex 5.14 hereto, the Company has not (a) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, none of which (individually or in the aggregate) materially and adversely affects the business, finances, properties or prospects of the Company, (b) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise,
(c) discharged or satisfied any Liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the Balance Sheet and current liabilities incurred since the Balance Sheet Date, in each case in the usual and ordinary course of business, (d) mortgaged, pledged or subjected to Lien any of its assets, tangible or intangible, (e) sold, transferred or leased any of its assets except in the usual and ordinary course of business, (f) canceled or compromised any debt or claim, or waived or released any right, of material value, (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company, (h) entered into any transaction other than in the usual and ordinary course of business except for this Agreement, (i) encountered any labor difficulties or labor union organizing activities, (j) except in the usual and ordinary course of business, made or granted any wage or salary increase or entered into any employment agreement, (k) issued or sold any shares of capital stock or other securities or granted any options with respect thereto, or modified any Equity Security, except to the extent disclosed on Annex 5.6 hereto, (l) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding Equity Securities, (m) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which (either by itself or in conjunction with all such other changes, events and conditions) has been materially adverse, (n) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted, or (o) entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

                     5.15 Material Agreements of the Company. Except as expressly set forth in this Agreement, the Balance Sheet or as disclosed on Annex 5.15 hereto, the Company is not a party to any written or oral agreement, instrument or arrangement not made in the ordinary course of business that is material to the Company and the Company is not a party to any written or oral (a) agreement with any labor union, (b) agreement for the purchase of fixed assets or for the purchase of materials, supplies or equipment in excess of normal operating requirements, (c) agreement for the employment of any officer, individual employee or other Person on a full time basis or any agreement with any Person for consulting services, (d) bonus, pension, profit sharing, retirement, stock purchase, stock option, deferred compensation, medical, hospitalization or life insurance (other than group
medical,   hospitalization  or  insurance  plans applicable  to all  employees in which benefit levels are not related to compensation) or similar plan, contract or understanding with respect to any or all of the employees of the Company or any other Person, (e) indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement, promissory note or other agreement or instrument relating to or evidencing Indebtedness for Borrowed Money (as hereinafter defined) or subjecting any asset or property of the Company to any Lien or evidencing any Indebtedness (as hereinafter defined), (f) guaranty of any Indebtedness, (g) lease or agreement under which the Company is lessee of or holds or operates any property, real or personal, owned by any other Person under which payments to such Person exceed $75,000 per annum, (h) lease or agreement under which the Company is lessor or permits any Person to hold or operate any property, real or personal, owned or controlled by the Company, (i) agreement granting any preemptive right, right of first refusal or similar right to any Person, (j) agreement or arrangement with any Affiliate (as hereinafter defined) or any "associate" (as this term is defined in Rule 405 of the Commission under the Securities Act) of the Company or any officer, director or shareholder of the Company, (k) agreement obligating the Company to pay any royalty or similar charge for the use or exploitation of any tangible or intangible property, (l) agreement or license under which the Company has granted or transferred to any Person , or under which any Person has granted or transferred to the Company, the right to exploit or otherwise use any patent, trademark, service mark, copyright, trade name, trade secret, software, intellectual property (as hereinafter defined) or other intangible asset, (m) covenant not to compete or other restriction on its ability to conduct a business or engage in any other activity, (n) agreement to register securities under the Securities Act, or (o) agreement, instrument or other commitment or arrangement with any Person continuing for a period of more than three months from the Closing Date which involves an expenditure or receipt by the Company in excess of $75,000. For purposes of the next preceding sentence, "material" shall mean an obligation which by its terms calls for aggregate payments by the Company in excess of $75,000. The Company has furnished to the Series B
Investors true and complete copies of all agreements and other documents requested by the Series B Investors or their authorized representatives. All parties having material contractual arrangements with the Company are in substantial compliance therewith, and none is in default in any material respect thereunder. The Company does not have outstanding any power of attorney.

                     5.16 Employees. The following individuals (collectively, "Designated Key Employees") are in the full-time employ of the Company: Craig
A. Winn, Rex Scatena, Dean Johnson, Joseph Page and Daniel Lucier. To the best of the Company's knowledge, no Designated Key Employee of the Company has any plans to terminate his or her employment with the Company, and the Company has no intention of terminating the employment of any Designated Key Employee. To the best of the Company's knowledge after reasonable inquiry, no Designated Key Employee or any other employee of the Company is a party to or is otherwise
bound  by  any  agreement  or  arrangement  (including,   without limitation,
any license, covenant, or commitment of any nature), or subject to any judgment, decree, or order of any court or administrative agency, (a) that would conflict with such employee's obligation diligently to promote and further the interests of the Company or (b) that would conflict with the Company's business as now conducted or as proposed to be conducted. No Designated Key Employee has any direct or indirect equity interest (by way of stock ownership or otherwise) in any firm, partnership, corporation, association or business enterprise, other than any such interest (i) in a corporation which is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and
(ii) which does not, alone or in the aggregate with other such interests, exceed one percent (1%) of the equity of such corporation. The Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has encountered no material labor difficulties. Except as disclosed on Annex 5.15 hereto or pursuant to ordinary arrangements for employment compensation, the Company is not under any obligation or liability to any officer, director, employee or Affiliate of the Company.

                     5.17 Tax Returns and Audits. Except as disclosed on Annex 5.13, all required federal, state and local tax returns of the Company have been accurately prepared and duly and timely filed, and all federal, state and local taxes required to be paid with respect to the periods covered by such returns have been paid. Except as disclosed on Annex 5.13, the Company is not and has not been delinquent in the payment of any tax, assessment or governmental charge. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns nor any state income or franchise tax returns has ever been audited by governmental authorities. Except as disclosed on Annex 5.13, the reserves for taxes, assessments and governmental charges reflected on the Balance Sheet are and will be sufficient for the payment of all unpaid taxes, assessments and governmental charges payable by the Company with respect to the period ended on the Balance Sheet Date. Except as disclosed on Annex 5.13, since the Balance Sheet Date, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

                     5.18 Patents and Other Intangible Assets5.18 Patents and Other Intangible Assets

                               (a)      The Company (i) owns or has the right to
use, free and clear of all Liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in or necessary for the conduct of its business as now conducted or proposed to be conducted, (ii) is not infringing upon or otherwise acting adversely to the right or claimed right of any Person under or with respect to any patent, trademark, service mark, trade name, copyright or license with respect thereto, and (iii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                               (b) The  Company  owns  and has the  unrestricted
right to use all trade secrets, including know-how, negative know-how, formulas, patterns, compilations, programs, devices, methods, techniques, processes, inventions, designs, technical data, computer software (in both source code and object code forms and all documentation therefor, except for third-party licensed software as shown on Annex 5.29A), including without limitation the Fully Operational Software (as hereinafter defined), and all information that derives independent economic value, actual or potential, from not being generally known or known by competitors and which the Company has taken reasonable steps to maintain in secret (all of the foregoing of which are collectively referred to herein as "intellectual property") required for or incident to the conduct of the Company's business, as it is presently conducted and as it is proposed to be conducted, in each case free and clear of any right, Lien or claim of others, including without limitation former employers of its employees.

                               (c)      Since its organization, the Company has
taken reasonable security measures to protect the secrecy, confidentiality and value of all intellectual property and all Inventions (as defined below). Since its organization, each of the Company's employees and other Persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed intellectual property or Inventions, or who has knowledge of or access to information about intellectual property or Inventions, has entered into a written agreement with the Company which provides that (i) this intellectual property, other information and Inventions are proprietary to the Company and are not to be divulged, misused or misappropriated, and (ii) this intellectual property, other information and Inventions are to be disclosed by such employees and such Persons to the Company and transferred by them to the Company, without any further consideration being given therefor by the Company, together with all of such employee's or other Person's right, title and interest in and to such intellectual property, other information and Inventions and all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to such intellectual property, other information and Inventions. As used herein, "Inventions" means all inventions, developments and discoveries which during the period of an employee's or other Person's service to the Company he or she makes or conceives of, either solely or jointly with others, that relate to any subject matter with which his or her work for the Company may be concerned, or relate to or are connected with the business, products, services or projects of the Company, or relate to the actual or demonstrably anticipated research or development of the Company or involve the use of the Company's time, material, facilities or trade secret information.

                               (d)      The Company has not sold, transferred,
assigned, licensed or subjected to any Lien, any intellectual property, trade secret, know-how, invention, design, process, computer software or technical data, or any interest therein, necessary or useful for the development, manufacture, use, operation or sale of any product or service presently under development or manufactured, sold or rendered by the Company.

                               (e) No  director,  officer,  employee,  agent  or
shareholder of the Company owns or has any right in the intellectual property of the Company, or any patents, trademarks, service marks, trade names, copyrights, licenses or rights with respect to the foregoing, or any inventions, developments or discoveries used in or necessary for the conduct of the Company's business as now conducted or as proposed to be conducted.

                               (f)      The Company has not received any
communication alleging or stating that the Company or any Designated Key Employee has violated or infringed, or by conducting business as proposed, would violate or infringe, any patent, trademark, service mark, trade name, copyright, trade secret, proprietary right, process or other intellectual property of any other Person.

                     5.19 Employment Benefit Plans--ERISA. Except as set forth on Annex 5.19, the Company does not maintain or make contributions to any pension, profit sharing or other employee retirement benefit plan. The Company has no material liability with respect to any such plan (including, without limitation, any unfunded liability or any accumulated funding deficiency) or any material liability to the Pension Benefit Guaranty Corporation or under Title IV of the Employee Retirement Income Security Act of 1974, as amended, with respect to a multi-employer pension benefit plan, nor would the Company have any such liability if any such plan were terminated or if the Company withdrew, in whole or in part, from any multi-employer plan.

                     5.20 Title to Property and Encumbrances; Leases. The Company has good and marketable title to all of its properties and assets, including without limitation the properties and assets reflected in the Balance Sheet and the properties and assets used in the conduct of its business, except for properties disposed of in the ordinary course of business since the Balance Sheet Date and except for properties held under valid and subsisting leases which are in full force and effect and which are not in default, subject to no Lien, except those which are shown and described on the Balance Sheet and except for Permitted Liens (as hereinafter defined) and except for Liens disclosed on Annex 5.20. All material leases under which the Company is a lessee of any real or personal property are valid, enforceable and effective in accordance with their terms (subject to the laws of bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally); there is not under any such lease any existing or claimed default by the Company or event or condition which with notice or lapse of time or both would constitute a default by the Company. No lease under which the Company is a lessee of any real property contains any provision which either (i) treats a sale or transfer of any or all of the outstanding stock of the Company or a merger of the Company with another Person as an assignment of the Company's leasehold interest, or (ii) otherwise requires the consent of the lessor in the event of any such sale, transfer or merger.

                     5.21 Condition of Properties. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are adequate and sufficient for the Company's business.

                     5.22 Insurance Coverage. The Company has in full force and effect the insurance coverage specified in Annex 5.22. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when the same shall expire upon terms at least as favorable as those presently in effect, other than possible increases in premiums that do not result from any act or omission of the Company.

                     5.23 Litigation. Except as disclosed on Annex 5.23 hereto, there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or threatened against or affecting (i) the Company or its properties, assets or business (existing or contemplated), or
(ii) any Designated Key Employee, before any court or governmental department, commission, board, bureau, agency or instrumentality or any arbitrator. After reasonable investigation, except as disclosed in Annex 5.23, neither the Company nor any Designated Key Employee of nor attorney for the Company is aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any Designated Key Employee is in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign).

                     5.24 Registration Statement. The Company has furnished to each Series B Investor a draft dated June 16, 1998 Registration Statement on Form S-1 including the Prospectus included therein (the "Registration Statement"), proposed to be filed with the Securities and Exchange Commission under the Securities Act with respect to the proposed initial public offering and sale of Common Stock of the Company for the account of the Company (the "IPO").

                     5.25 Registration Rights. Except as noted in Annex 5.25 hereof, the Company has not agreed to register under the Securities Act any of its authorized or outstanding securities.

                     5.26 Licenses. Except as disclosed on Annex 5.26, the Company possesses from the appropriate agency, commission, board and governmental body and authority, whether state, local or federal, all material licenses, permits, authorizations, approvals, franchises and rights which are necessary for the Company to engage in the business currently conducted by it and proposed to be conducted, including without limitation the development, manufacture, use, sale and marketing of its existing and proposed products and services; and all such certificates, licenses, permits, authorizations and rights are in full force and effect, and, to the best of the Company's knowledge, will not be revoked, canceled, withdrawn, terminated or suspended.

                    5.27 Interested Party Transactions. Except as disclosed on Annex 5.27 hereto, no officer, director or shareholder of the Company or any Affiliate or "associate" (as this term is defined in Rule 405 of the Commission under the Securities Act) of any such Person or the Company has or has had, either directly or indirectly, (a) an interest in any Person which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (ii) purchases from or sells or furnishes to the Company any goods or services, or (b) a beneficial interest in any transaction, contract or agreement to which the Company is a party or by which it may be bound or affected.

                     5.28 Minute Books and Check Authorizations. The minute books of the Company provided to, or, if not so provided, made available to, the Series B Investors, contain all resolutions adopted by directors and shareholders since the incorporation of the Company and fairly and accurately reflect, in all material respects, all matters and transactions referred to in such minutes. The Board has adopted, and there is in full force and effect, a policy which prohibits the issuance of any check or draft by the Company in any amount in excess of $10,000 on any deposit account of the Company unless the same has been signed by two officers of the Company who have been so authorized by action of the Board.

                     5.29 Computer Software
                               (a)      Attached as Annex 5.29A hereto is a true
and complete list of all material computer software used by the Company in the conduct of its business as presently conducted or as proposed to be conducted (the "Fully Operational Software"), together with a brief description of each principal function thereof. All Fully Operational Software is fully
functional,   complete  and  operational,  has  been  fully documented  and, except for software licensed to the Company as shown on Annex 5.29A ("third-party software"), both source code and object code versions thereof are in the Company's possession and control, and, except for third-party software, no Person outside the Company has possession of or access to the source code for any Fully Operational Software.

                               (b)  Attached as Annex 5.29B hereto is a true and
complete list of all computer software that the Company can reasonably foresee it will need to conduct its business as conducted and as proposed to be conducted that is not Fully Operational Software (the "Developing Software"), together with a brief description of the principal intended functions thereof. Annex 5.29B also contains a schedule to complete the development of each category of Developing Software (the "Completion Schedule"), and each principal system or element within each such category as well as the name of each employee and consultant of the Company who is responsible for writing, documenting and completing each identified category, system and element. The Company and each Designated Employee has carefully examined the Completion Schedule for each category, system and element of the Developing Software and believes, after conducting a reasonable investigation sufficient to reach an informed view, that the Company will be able to achieve completion of the Developing Software by the scheduled completion dates appearing in the Completion Schedule and without the Company being required to incur any material expense beyond that shown in the projections appearing in the Plan.

                     5.30 Value America Web Site and Systems

                               (a) The Company owns and has the unrestricted
right to communicate and publish its "Value America" Internet product offering (the "Web Site") and conduct business on the World Wide Web at the Internet address "valueamerica.com" and in connection therewith to use the registered service mark and trade name "Value America" and in so doing is not acting in conflict with any patent, trademark, service mark, trade name, copyright, trade secret, license or other proprietary right with respect thereto.

                               (b) The Company has not received any
communication from any Person that the Web Site or the conduct of the Company's business is in violation of any law, rule or regulation or in conflict with any patent, trademark, service mark, trade name, copyright, trade secret, license or other proprietary right with respect thereto.

                               (c) Annex 5.30(c) attached hereto contains a true
and complete list of all complaints received by the Company from persons who have ordered products using the Web Site.

                               (d) Except as disclosed on Annex 5.30(d) attached
hereto, no Person whose product or products have been offered for sale on the Web Site has terminated or materially modified (or communicated an intention to terminate or materially modify) its relationship with the Company.

                     5.31 Year 2000. The computer systems and software owned or licensed by the Company are able to accurately process date data, including but not limited to, calculating, comparing, and sequencing from, into and between the twentieth century (through year 1999), the year 2000 and the twenty-first century, including leap year calculations.

                     5.32 Disclosure. There is no fact which the Company has not disclosed to the Series B Investors in writing which materially and adversely affects nor, insofar as the Company can now foresee, will materially and adversely affect, the properties, business, prospects, results of operation or condition (financial or other) of the Company or the ability of the Company to perform this Agreement or any Ancillary Agreement or observe the terms of the Certificate. The information contained in the Prospectus, in this Agreement and in any writing furnished pursuant hereto or in connection herewith is true, complete and correct, and such information does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading.

            5A. Series B Investors Representations and Warranties. Each Series B Investor hereby represents and warrants, severally and not jointly, to the Company as follows:

                     (1) Such Series B Investor is a corporation or partnership or other entity duly organized or formed, validly existing and in good standing under the laws of its state of incorporation or formation as set forth on the Signature Page of this Agreement and has all requisite power and authority to enter into this Agreement and the Ancillary Agreements, to purchase the Securities and carry out the provisions of this Agreement and the Ancillary Agreements.

                     (2) All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement and the Ancillary Agreements and the purchase of the Securities by the Series B Investors have been lawfully and validly taken or will have been so taken prior to the Closing.

                     (3) This Agreement and the Ancillary Agreements are the legal, valid and binding obligations of the Series B Investors and are enforceable against the Series B Investors in accordance with their respective terms, except that such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                     (4) Such Series B Investor acknowledges that he or it has received and reviewed a copy of the Registration Statement. Such Series B Investor acknowledges that the terms of the IPO may differ from those included in the Registration Statement and that the IPO may be delayed or terminated at any time.

                     (5) Such Series B Investor recognizes that the purchase of shares of Preferred Stock pursuant to this Agreement involves a high degree of risk and acknowledges that it understands such risks, including those set forth in the section titled "Risk Factors" in the Registration Statement.

            60 Conditions of Parties' Obligations.

                     6.1 Conditions of the Series B Investors' Obligations at the Closing. The obligation of the Series B Investors to purchase and pay for the Preferred Stock is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Series B Investors.

                               (a)      No Errors, etc.  The
representations and warranties of the Company under this Agreement shall be deemed to have been made again on the Closing Date and shall then be true and correct.

                               (b) Compliance with Agreement.  The
Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

                               (c)      No Default.  There shall not
exist on the Closing Date any Default (as hereinafter defined) or Event of Default (as hereinafter defined) or any event or condition which, with the giving of notice or lapse of time or both, would constitute a Default or Event of Default.

                               (d)  Certificate  of Officer.  The
Company shall have delivered to the Series B Investors a certificate dated the Closing Date, executed by its Chairman, certifying the satisfaction of the conditions specified in subsections (a), (b) and (c) of this Section 6.1.

                               (e)      Certificate of Principal
Shareholders. The Company shall have delivered to the Series B Investors a certificate dated the Closing Date, executed by the Designated Key Employees, certifying upon having made a reasonable investigation sufficient to express an informed view, the satisfaction of the conditions specified in subsections (a), (b) and (c) of this Section 6.1.

                               (f) Opinion of the Company's Counsel.
The Series B Investors shall have received from LeClair Ryan, A
Professional Corporation, counsel for the Company, an opinion dated the Closing Date substantially in the form of Annex 6.1(f) hereto.

                               (g) Certificate.  The Certificate shall
have been filed with the State Corporation Commission of the Commonwealth of Virginia and a copy of the Certificate of Amendment issued by the State Corporation Commission of the Commonwealth of Virginia shall have been delivered to counsel for the Series B
Investors.

                               (h)      Qualification Under State
Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement and the performance of the Certificate, including without limitation the offer, sale, issue and delivery of the Securities.

                               (i) Supporting Documents.  The Series B
Investors shall have received the following:

                                        (1)      Copies of resolutions
of the Board, certified by the Secretary of the Company, authorizing and approving the amendments to the Articles of Incorporation of the Company reflected in the Certificate and, as to the Board, the execution, delivery and performance of this Agreement and the Ancillary Agreements and the performance of the Certificate, and all other documents and instruments to be delivered pursuant hereto and thereto;

                                        (2)      A certificate of
incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (2) above and further certifying that the Articles of Incorporation and Bylaws of the Company delivered to the Series B Investors at the time of the execution of this Agreement have been validly adopted and have not been amended or modified, except to the extent provided in the Certificate; and

                                        (3)    Such    additional
supporting documentation and other information with respect to the transactions contemplated hereby as the Series B Investors or their counsel may reasonably request.

                               (j)      Proceedings and Documents.  All
corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transactions, shall be satisfactory in form and substance to the Series B Investors and to their counsel.

                               (k)      Amended and Restated
Stockholders Agreement. Craig W. Winn and Rex Scatena (the "Senior Executives"), the Series B Investors and the Company shall have entered into an Amended and Restated Stockholders Agreement, substantially in the form of Annex 6.1(k) hereto (the "Stockholders Agreement") which amends and restates the Stockholders Agreement dated December 17, 1997 and the certificates evidencing the Common Stock held by the Senior Executives shall have been endorsed with the legend required by the Stockholders Agreement.

                               (l)      Amended and Restated
Registration Rights Agreement. The Company, all of the holders of Series A Preferred Stock and the Series B Investors shall have entered into an Amended and Restated Registration Rights Agreement substantially in the form of Annex 6.1(l) hereto (the "Registration Rights Agreement") which amends and restates the Registration Rights Agreement dated December 17, 1997.

                               (m)      Common Stock Purchase Agreement.
Craig Winn and Rex Scetana and certain Series B Investors shall have entered into a Common Stock Purchase Agreement substantially in the form of Annex 6.1(m) hereto.

                               (n)      Voting Agreement.  Craig Winn,
Rex Scetana, Ullico, as holder of Series A Preferred Stock and Series B Preferred Stock, and the other Series B Investors shall have entered into a Voting Agreement substantially in the form of Annex 6.1(n) hereto (the "Voting Agreement").

                     6.2. Conditions of Company's Obligations. The Company's obligation to issue and sell the Preferred Stock to the Series B Investors on the Closing Date is subject to the fulfillment prior to or at the Closing Date of the conditions precedent specified in paragraphs (g) and (h) of Section 6.1 hereof.

            70 Affirmative Covenants. The Company agrees that unless the Holders of a Majority of the Restricted Stock (as hereinafter defined) otherwise agree in writing, so long as the Series B Investors are Holders of Restricted Stock, the Company (and each of its Subsidiaries unless the context otherwise requires) will do the following:

                     7.1. Maintain Corporate Rights and Facilities. Maintain and preserve its corporate existence and all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; and conduct its business in an orderly manner without voluntary interruption.

                     7.2      Maintain Insurance

                               (a)      Maintain in full force and
effect a policy or policies of insurance issued by insurers of recognized responsibility, insuring it and its properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or a similar business and similarly situated;

                               (b) Within  thirty  (30) days  after the
Closing Date obtain, and thereafter maintain in full force and effect policies of term life insurance issued by issuers of recognized responsibility, in the amount of $10 million on the life of Craig A. Winn and $1 million each on the lives of Rex Scatena, Dean Johnson, Joseph Page and Daniel Lucier in each case with the Company as the sole beneficiary and so long as they are employees of the Company.

                     7.3 Pay Taxes and Other Liabilities. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other material liabilities at any time existing, except to the extent and so long as
(i) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and (ii) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed by it adequate with respect thereto.

                     7.4. Records and Reports. Accurately and fairly maintain its books of account in accordance with generally accepted accounting principles, as approved from time to time by a majority of the Board and its independent certified public accountants; employ a firm of independent certified public accountants, which firm is either one of the five largest national accounting firms or which is approved by the Holders of the Majority of the Restricted Stock, to make annual audits of its accounts in accordance with generally accepted auditing standards; permit the Series B Investors and their representatives to have access to and to examine its properties, books and records (and to copy and make extracts therefrom) at such reasonable times and intervals as the Series B Investors may request and to discuss its affairs, finances and accounts with its officers and auditors, all to such reasonable extent and at such reasonable times and intervals as the Series B Investors may request; and the Company shall also furnish each Holder of Preferred Stock:

                               (a)      As soon as available, and in any
event within thirty (30) days after the close of each monthly accounting period, financial statements prepared on a consolidated basis (together with consolidating statements in support thereof) consisting of a balance sheet of the Company as of the end of such monthly accounting period and statements of income, shareholders' equity and cash flow for such monthly accounting period, and for the portion of the Company's fiscal year ending with the last day of such monthly accounting period, setting forth in comparative form (i) the figures for such period, figures for the corresponding periods of the previous fiscal year and the budgeted figures for such periods prepared and submitted pursuant to Section 7.5 hereof, and (ii) as of the end of each fiscal quarter, the figures for such quarter, the figures for the corresponding quarter of the preceding fiscal year and the budgeted figures for such current quarter prepared and submitted pursuant to
Section 7.5 hereof, all in reasonable detail, prepared and certified by the chief executive officer or the chief financial officer of the Company as fairly presenting the financial condition as of the balance sheet date and results of operations and cash flows for the period then ended in accordance with generally accepted accounting principles consistently applied, subject to normal year end adjustments which in the aggregate shall not be material;

                               (b)      As soon as available, and in any
event within ninety (90) days after the close of each fiscal year of the Company (commencing with 1998), financial statements prepared on a consolidated basis (together with consolidating statements in support thereof) consisting of a balance sheet of the Company, as of the end of such fiscal year, together with statements of income, shareholders' equity and cash flow for such fiscal year, setting forth in comparative form the figures for such fiscal year and for the previous fiscal year, all in reasonable detail, and duly certified by an opinion unqualified as to scope of a firm of independent certified public accountants, which firm is one of the five largest national accounting firms;

                               (c)  So  long  as  any  Preferred  Stock
remains outstanding, promptly upon learning of the occurrence of a Default or an Event of Default or a condition or event which with the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default, a certificate signed by the chief executive officer or chief financial officer of the Company describing such Default, Event of Default or condition or event and stating what steps are being taken to remedy or cure the same;

                               (d)      Promptly upon the receipt
thereof by the Company or the Board, copies of all reports, all management letters and other detailed information submitted to the Company or the Board by independent accountants in connection with each annual or interim audit or review of the accounts or affairs of the Company made by such accountants;

                               (e) Promptly after the same are
available, copies of all such proxy statements, financial statements and reports as the Company shall send to its stockholders, and promptly upon the transmission thereof copies of all registration statements, notifications, proxy statements, reports and other documents and writings which the Company may file with or furnish to the Commission or any governmental authority at any time substituted therefor; and

                               (f)  With  reasonable   promptness,
such other information relating to the finances, properties, business and affairs of the Company and each Subsidiary, as the Series B Investors reasonably may request from time to time.

                     7.5 Preparation of Budget. Within sixty (60) days after the Closing Date, for the Company's partial fiscal year ending after the Closing Date, and at least thirty (30) days prior to the beginning of each subsequent fiscal year, prepare and submit to the Board, and furnish to the Series B Investors a copy of, an annual plan for such year which shall include monthly capital and operating expense budgets, cash flow statements and profit and loss and quarterly balance sheet projections, itemized in such detail as the Board may request. A majority of the members of the Board shall approve such budgets, statements and projections. Each annual plan shall be modified as often as necessary, but in any event every six (6) months, to reflect material changes required as a result of operating results and other events that occur, or may be reasonably expected to occur, during the year covered by the annual plan, and copies of these modifications shall be submitted to and approved by the Board and furnished to the Series B Investors. The Company may dispense with any six-month modification if the Board reasonably determines that no material change is required in the budget for that six-month fiscal period.

                     7.6 Notice of Litigation and Disputes. Promptly notify the Series B Investors of each legal action, suit, arbitration or other administrative or governmental investigation or proceeding (whether federal, state, local or foreign) instituted or threatened against the Company which could materially and adversely affect its condition (financial or otherwise), properties, assets, liabilities, business, operations or prospects, or of any occurrence or dispute which involves a reasonable likelihood of any such action, suit, arbitration, investigation or proceeding being instituted.

                     7.7 Directors' Meetings. Hold meetings of the Board at least once every two (2) months; give the Series B Investors at least five (5) days' notice of, and permit an officer or other representative of the Series B Investors or any Person designated by the Series B Investors to attend as an observer, all meetings of the Board and all meetings of committees of the Board; furnish the Series B Investors and its designated representative with a complete and accurate copy of the minutes and other records of all meetings and other proceedings of the Board and its committees as well as of the written consents of members of the Board by which action is taken by the Board or any committee without a meeting, and minutes and written consents relating to action taken by the shareholders of the Company; provided, that, if a meeting of the Board or any committee thereof is required to be held on shorter notice than five (5) days, waiver of the notice contained in this Section 7.7 shall not be unreasonably withheld; and also furnish the Series B Investors and their designated representatives with a complete and accurate copy of the minutes of the meetings and the written consents with respect to action taken without a meeting of the board of directors and committees
of each  Subsidiary and of the stockholders   of  each   Subsidiary. The
Company will pay the reasonable out-of-pocket expenses of such Persons in attending such meetings.

                     7.8. Conduct of Business. Conduct its business in accordance with all applicable provisions of federal, state, local and foreign law.

                     7.9 Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any certificate representing any of the Securities, issue a new certificate representing such Securities in lieu of such lost, stolen, destroyed, or mutilated certificate.

                     7.10 Compliance with Section 6. Use its best efforts to cause the conditions specified in Sections 6.1 and 6.2 hereof to be met by the Closing Date.

                     7.11. Securities Law Filings. Make all filings necessary to perfect in a timely fashion exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration or qualification requirements of all applicable securities or blue sky laws of any state or other jurisdiction, for the issuance of the Securities to the Series B Investors.

                     7.12 Composition of the Board of Directors; Compensation Committee.

                               (a)      At all times cause at least one Person
designated by the Holders of a Majority of the Restricted Stock to be elected as and remain as a director of the Company, and reimburse all such Persons so designated for their out-of-pocket expenses in connection with attending meetings of the Board and all committees thereof and all expenses otherwise incurred in fulfilling their duties as directors.

                               (b) The  Board  shall  establish  a
compensation committee of three directors (the "Compensation Committee"), one member of which shall be selected by Ullico, one member of which shall be selected by the holders of a majority of the Series B Preferred Stock, and one member of which shall be selected by the majority of the members of the Board of the Company. All action taken by the Compensation Committee shall require the vote or written consent of two of the three members of the Compensation Committee, provided that one of such two members is the member selected by the holders of a majority of the Series A Preferred Stock. All matters affecting compensation of any officer or director of the Company or any Subsidiary or any employee of or consultant to the Company or any Subsidiary whose base compensation is at an annual rate of at least $75,000 shall require approval of the Compensation Committee in order to be effective. No option or warrant to purchase Common Stock, stock appreciation rights or stock issuance to any officer, director, employee or consultant of the Corporation shall be granted, effected, modified or accelerated unless the same has been approved by the Compensation Committee. In addition, the Compensation Committee shall have the exclusive authority to administer and take all action permitted or required to be taken by the Board or any committee of the Board under all stock option plans of the Company and under any other plan or arrangement that provides for the issuance of Common Stock, stock appreciation rights, phantom stock or other similar benefits to any employee of or any advisor or consultant to the Corporation.

                     7.13 Compliance With Certificate and Bylaws.
Perform and observe all requirements of the Company's Bylaws, Articles of Incorporation and the Certificate, including without limitation its obligations to the Holders of Securities set forth in the Certificate and the Company's Articles of Incorporation and Bylaws.

                     7.14 Internal Accounting Controls. Devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     7.15 Use of Proceeds. Use the proceeds from the sale of the Preferred Stock hereunder substantially as set forth in Annex 7.15 hereof.

                     7.16 Union Matters. So long as Ullico is a Holder of Securities (as hereinafter defined):

                               (a)      In the event of any attempt by
any union to organize or seek to represent employees of the Company or any of its Affiliates, the Company will recognize the union as the representative of its workers upon a showing of majority support through a formal gathering of cards for the union in an appropriate unit.

                               (b) In connection  with any organizing
done by a union, the Company recognizes the right of its employees to choose their bargaining representative without interference from their employer (the Company or its Affiliates). Accordingly, the Company and its officers, directors, employees and agents shall refrain, and shall cause its Affiliates to refrain, from its or their support of or opposition to the union and from actively campaigning in opposition to the designation of such union as the representative of such employees.

                               (c)  The  Company  will  cause  all
merchandise ordered by its customers to be shipped by shippers that have recognized one or more unions as collective bargaining representatives of some or all of its workers; provided, however, that exceptions to this requirement will be permitted if installation of purchased items requires set up and it is impracticable to obtain union labor for on-site installation and set-up or there is no viable union transportation option available.

                     Upon completion of a Qualified Offering, the Company shall no longer be obligated to comply with the requirements of this Section 7, other than Sections 7.4, 7.9 and 7.16. The Series B Investors acknowledge their responsibilities under the Federal securities laws with respect to information furnished to them that has not been publicly disclosed.

            80 Negative Covenants. The Company agrees that unless the Holders of a Majority of the Restricted Stock (as hereinafter defined) otherwise agree in writing, so long as the Series B Investors are Holders of Securities, the Company (and each of its Subsidiaries unless the context otherwise requires) will not do any of the following:

                     8.1 Senior or Parity Securities. So long as any Preferred Stock remains outstanding, issue, assume or suffer to exist
(a) any security that is senior to or on a parity with the Preferred Stock, or (b) any Indebtedness for Borrowed Money (as hereinafter defined) that is an Equity Security (as hereinafter defined) or is issued with an Equity Security.

                     8.2 Private Offerings. Except in a public offering registered under the Securities Act, issue or sell any Equity Security unless each issuee and purchaser agrees in writing with the Company not to offer to sell, sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of, any Equity Security for at least the same period as shall be required of officers and directors of the Company prior to and after the closing of any public offering of securities of the Company registered under the Securities Act, except that (i) the Board shall have the right to dispense with this requirement in the case of sales of Common Stock to individuals who are not directors or officers of the Company and who purchase less than one percent (1%) of the then fully diluted Common Stock outstanding, and (ii) the Company need not obtain such standstill agreements from current holders of the Common Stock or holders of options or warrants to purchase Common Stock if they have already given standstill agreements restricting their right to sell as requested by the managing underwriter in an offering for up to 270 days (in the case of outstanding stock and stock purchase warrants) and 180 days (in the case of options granted under the Stock
Plan).

                     8.3 Changes in Type of Business. Make any substantial change in the character of its business.

                     8.4 Loans; Guarantees. Make any loan or advance to any Person, including, without limitation any employee or director of the Company or any Subsidiary, except advances for travel and entertainment expenses and similar expenditures in the ordinary course of business or under the terms of a stock option plan or stock purchase agreement approved by the Compensation Committee; or guarantee, directly or indirectly, any Indebtedness except for trade accounts of the Company or any Subsidiary arising in the ordinary course of business.

                     8.5 Restrictive Agreements. Enter into or become a party to any agreement or instrument which by its terms would violate or be in conflict with or restrict the Company's performance of, its obligations under this Agreement, the Certificate or any Ancillary Agreement.

                     Upon completion of a Qualified Offering, the Company shall no longer be obligated to comply with the requirements of this Section 8.

            90      Enforcement.

                     9.1 Remedies at Law or in Equity. If any Default shall occur or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the Closing Date or as of the date it was made, furnished or delivered, the Holder of any Security may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or the Certificate or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or the Certificate, or to enforce any other legal or equitable right of such Holder of any such Securities, or to take any one or more of such actions. In the event a Holder brings such an action against the Company, the Holder shall be entitled to recover from the Company all fees, costs and expenses of enforcing any right of such Holder under or with respect to this Agreement or the Certificate, including without limitation such reasonable fees and expenses of attorneys, advisors, accountants and expert witnesses, which shall include, without limitation, all fees, costs and expenses of appeals; provided, however, that such Holder shall be required to pay the reasonable out-of-pocket expenses of defense of the Company (including without limitation such reasonable fees and expenses of attorneys, advisors, accountants and expert witnesses, including without limitation, the fees, costs and expenses of appeals) if the Company is the prevailing party in such actions, and in such case, the Holder shall not be entitled to receive its litigation expenses from the Company.

                     9.2 Cumulative Remedies. None of the rights, powers or remedies conferred upon any Holder of Preferred Stock or Common Stock shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by the Certificate or now or hereafter available at law, in equity, by statute or otherwise.

                     9.3 No Implied Waiver. Except as expressly provided in this Agreement, no course of dealing between the Company and the Series B Investors or the Holder of any Security and no delay in exercising any such right, power or remedy conferred hereby or by the Certificate or now or hereafter existing at law in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

           100  Rights of First Refusal.

                     10.1 Subsequent Offerings. Each Series B Investor shall have the right of first refusal to purchase all (or any part of all) of its pro rata share of Equity Securities that the Company may, from time to time, propose to sell and issue after the Closing Date, other than the Equity Securities excluded by Section 10.5 hereof. Each Series B Investor's pro rata share is equal to the ratio of (i) the number of shares of the Company's Common Stock issued or issuable upon conversion of the shares of Series B Preferred Stock which such Series B Investor is deemed to be a Holder immediately prior to the issuance of such Equity Securities, (ii) the total number of shares of the Company's outstanding Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Holders of Preferred Stock immediately prior to the issuance of the Equity Securities.

                     10.2 Exercise of Rights. If and each time the Company proposes to issue any Equity Securities, it shall give each Series B Investor written notice of its intention, describing the Equity Securities, the price, and the general terms and conditions upon which the Company proposes to issue the same. Each Series B Investor shall have thirty-five (35) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased.

                     10.3 Issuance of Equity Securites to Other Persons. If not all of the Series B Investors elect to purchase their pro rata of the Equity Securities, then the rsons Company shall promptly notify in writing the Series B Investors who do so exercise such rights and shall offer such Series B Investors the right to acquire such unsubscribed shares. The Series B Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Series B Investors fail to exercise in full the rights of first refusal, the Company shall have sixty (60) days thereafter to complete the sale of the Equity Securities in respect of which the Series B Investors rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to Series B Investors pursuant to Section 10.2 hereof. If the Company has not sold all of these Equity Securities within such sixty (60) days, the Company shall not thereafter issue or sell any of such Equity Securities, without first offering such securities to the Series B Investors in the manner provided above.

                     10.4 Termination of Right of First Refusal. The rights of first refusal established by this Section 10 shall terminate upon the closing of an underwritten public offering of Common Stock made pursuant to an effective registration statement under the Securities Act in which the obligation of the underwriters is to take all of such stock being offered if any is taken. Such a firmly underwritten public offering that raises at least $25 million of gross proceeds for the account of the Company and has a per share price to the public for the Common Stock of at least 110% of the "Conversion Price" of the Series A Preferred Stock (as this quoted term is defined in the Certificate) immediately prior to the closing of such public offering, is herein called a "Qualified Offering."

                     10.5 Excluded Securities. The rights of first refusal established by this Section 10 shall have no application to any of the following Equity Securities: (a) the first 1,250,000 shares of Common Stock sold pursuant to the Stock Plan to persons who are or were employees or directors of or consultants to the Company upon the exercise of stock options or pursuant to stock purchase agreements, which options and agreements are approved by the Board and, as to options granted after the Closing Date, the Compensation Committee, and the options to purchase such shares, (b) 71,250 shares issuable upon exercise of the Warrants to Purchase Common Stock referred to in Section 5.3, (c) the Conversion Stock, (d) shares of Common Stock issuable upon conversion of the Company's Series A Preferred Stock, (e) stock issued pursuant to any rights or
agreements  including,   without  limitation,   convertible securities,
options and warrants, provided that the rights of first refusal established by this Section 10 applied with respect to the initial sale or grant by the Company of such rights or agreements, (f) each Equity Security issued for a consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination, (g) any Equity Security that is issued by the Company as part of an underwritten public offering referred to in Section 10.4 hereof, (h) shares of Common Stock issued in connection with any stock split, stock dividend or reverse stock split, (i) 25,000 shares of Common Stock to Chris Little for services rendered, and (j) any Equity Security which the Holders of a Majority of the Restricted Stock agree in writing shall not be subject to this Section 10.

                     10.6 Strategic Investor Exception. Notwithstanding Sections 10.1 and 10.2, in the event the Company proposes to issue Equity Securities (other than those excluded under Section 10.5) to a Strategic Investor primarily for the purpose of establishing a business relationship that would benefit the growth or profitability of the Company's business (as contrasted with obtaining capital as a primary purpose), then rather than have the right to purchase all of such Equity Securities the Series B Investors' rights shall be limited to purchasing such portion of such Equity Securities to be issued that will enable the Series B Investors to maintain, after giving effect to the full issuance of such Equity Securities, their fully-diluted Common Stock ownership percentage interest of the Company determined immediately prior to giving effect to the issuance of such Equity Securities. "Strategic Investor" means a Person whose primary activity is other than investing in securities or business enterprises and that the Board has concluded, reasonably and in good faith, would be likely as a result of its business activities to provide opportunities for the Company to increase its revenues and profitability substantially.

            110. Definitions. Unless the context otherwise requires, the terms defined in this Section 11 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined. All accounting terms defined in this Section 11 and those accounting terms used in this Agreement not defined in this Section 11 shall, except as otherwise provided for herein, be construed in accordance with those generally accepted accounting principles that the Company is required to employ by the terms of this Agreement. If and so long as the Company has any Subsidiary, the accounting terms defined in this Section 11 and those accounting terms appearing in this Agreement but not defined in this Section 11 shall be determined on a consolidated basis for the Company and each of its Subsidiaries, and the financial statements and other financial information to be furnished by the Company pursuant to this Agreement shall be consolidated and presented with consolidating financial statements of the Company and each of its Subsidiaries.

                     "Affiliate" shall mean any Person which directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.

                     "Agreement" shall mean this Agreement, as the same may be amended, modified or restated from time to time.

                     "Balance Sheet" and "Balance Sheet Date" shall have the meanings assigned to these terms in Section 5.12 hereof.

                     "Board" shall mean the Board of Directors of the Company.

                     "Certificate" shall have the meaning assigned to it in Section 1 hereof.

                     "Closing"  and  "Closing   Date"  shall  have  the
meaning assigned to these terms in Section 3.

                     "Common Stock" shall have the meaning assigned to it in Section 1 hereof.

                     "Common Stock Purchase Agreement" shall have the meaning assigned to it in Section 6.1(m) hereof.

                     "Commission"   shall  mean  the   Securities  and
Exchange Commission.

                     "Compensation Committee" shall have the meaning assigned to it in Section 7.12(b).

                     "Conversion Stock" shall have the meaning assigned to it in Section 1 hereof.

                     "Default" shall mean a material default or failure in the due observance or performance of any covenant, condition or agreement on the part of the Company or any of its Subsidiaries to be observed or performed under the terms of this Agreement or the Certificate, if such default or failure in performance shall remain unremedied for ten (10) days; provided, however, that the Company's failure to pay dividends on Preferred Stock shall not be a Default unless such dividends have been declared by the Board or unless the Company has failed to pay dividends payable in cash or Common Stock upon conversion of any Preferred Stock.

                     "Developing Software" shall have the meaning assigned to it in Section 5.29(b).

                     "Equity Security" shall mean any stock or similar security of the Company or any security (whether stock or Indebtedness for Borrowed Money) convertible or exchangeable, with or without consideration, into or for any stock or similar security, or any security (whether stock or Indebtedness for Borrowed Money) carrying any warrant or right to subscribe to or purchase any stock or similar security, or any such warrant or right.

                     "Event of Default" shall mean (a) the failure of either the Company or any Subsidiary to pay any Indebtedness for Borrowed Money, or any interest or premium thereon, within ten (10) days after the same shall become due, whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, (b) an event of default under any agreement or instrument evidencing or securing or relating to any such Indebtedness, or (c) the failure of either the Company or any Subsidiary to perform or observe any material term, covenant, agreement or condition on its part to be performed or observed under any agreement or instrument evidencing or securing or relating to any such Indebtedness when such term, covenant or agreement is required to be performed or observed.

                     "Exchange  Act" shall mean the  Securities
Exchange Act of 1934, as amended.

                     "Fully Operating Software" shall have the meaning assigned to it in Section 5.29(a).

                     "Holder" of any Security shall mean the record or beneficial owner of such Security. A Holder of Preferred Stock shall be treated as the Holder of the Restricted Stock underlying the Preferred Stock.

                     "Holders of a Majority of the Restricted Stock" shall mean the Person or Persons who are the Holders of greater than 50% of the Restricted Stock.

                     "Indebtedness" shall mean any obligation of the Company or any Subsidiary which under generally accepted accounting principles is required to be shown on the balance sheet of the Company or such Subsidiary as a liability. Any obligation secured by a Lien on, or payable out of the proceeds of production from, property of the Company or any Subsidiary shall be deemed to be Indebtedness even though such obligation is not assumed by the Company or Subsidiary.

                     "Indebtedness for Borrowed Money" shall mean (a) all Indebtedness in respect of money borrowed including, without limitation, Indebtedness which represents the unpaid amount of the purchase price of any property and is incurred in lieu of borrowing money or using available funds to pay such amounts and not constituting an account payable or expense accrual incurred or assumed in the ordinary course of business of the Company or any Subsidiary, (b) all Indebtedness evidenced by a promissory note, bond or similar written obligation to pay money, or (c) all such Indebtedness guaranteed by the Company or any Subsidiary or for which the Company or any Subsidiary is otherwise contingently liable.

                     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other law.

                     "Material Adverse Effect" shall mean a material adverse effect, or any condition, situation or set of circumstances that could reasonably be expected to have a material adverse effect, on a Person and its Subsidiaries, taken as a whole, or the business, assets, properties, condition (financial and other), operations or prospects of such Person and its Subsidiaries taken as a whole.

                     "Permitted Liens" shall mean (a) Liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings; (b) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation, carriers', warehousemen's, mechanics', laborers' and materialmen's and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings; and (c) Liens incidental to the conduct of the business of the Company or any Subsidiary which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

                     "Person" shall include any natural person, corporation, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

                     "Preferred Stock" shall have the meaning assigned to it in Section 1 hereof.

                     "Qualified Offering" shall have the meaning assigned to it in Section 10.4.

                     "Registration Rights Agreement" shall have the meaning assigned to it in Section 6.1(l) hereof.

                     "Restricted Stock" shall mean (a) all Common Stock owned now or in the future by the Series B Investors, (b) the Common Stock issued or issuable upon conversion of the Preferred Stock, whether owned by the Series B Investors or not, and (c) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock shall only be treated as Restricted Stock if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

                     "Securities" shall have the meaning assigned to it in Section 1 hereof.

                     "Securities Act" shall mean the Securities Act of 1933, as amended.

                     "Senior Executive" shall have the meaning assigned to it in Section 6.1(k).

                     "Series  A  Preferred   Stock"  shall  mean  the
Series  A Preferred Stock, without par value, of the Company.

                     "Series B Investors" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

                     "Stockholders Agreement" shall have the meaning assigned to it in Section 6.1(k) hereof.

                     "Stock Plan" shall have the meaning assigned to it in Section 5.3 hereof.

                     "Subsidiary" shall mean any corporation, association or other business entity at least 50% of the outstanding voting stock of which is at the time owned or controlled directly or indirectly by the Company or by one or more of such subsidiary entities or both, where "voting stock" means any shares of stock having general voting power in electing the board of directors (irrespective of whether or not at the time stock of any other class or classes has or might have voting power by reason of any contingency).

                     "Voting Agreement" shall have the meaning assigned to it in Section 6.1(n) hereof.

                     "Web Site" shall have the meaning assigned to it in
Section 5.30(a).

            12.   Miscellaneous.

                     12.1 Waivers and Amendments. With the written consent of the Holders of a Majority of the Restricted Stock, the obligations of the Company and the rights of the Holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of the Securities and the Company; provided, however, that no such waiver or supplemental agreement shall (a) affect any of the rights of any Holder of a Security created by the Certificate or by the statutory corporate law of the state of incorporation of the Company without compliance with all applicable provisions of the Certificate and such statutory corporate law, or (b) reduce the aforesaid proportion of Restricted Stock, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Restricted Stock. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company shall promptly give written notice thereof to the Holders of the Restricted Stock who have not previously consented thereto in writing. Neither this Agreement nor the Certificate, nor any provision hereof or thereof, may be amended, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section
12.1. Specifically, but without limiting the generality of the foregoing, the failure of the Series B Investors at any time or times to require performance of any provision hereof or of the Certificate by the Company shall in no manner affect the rights of the Series B Investors at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement or the Certificate, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in the Agreement or Certificate.

                     12.2 Effect of Waiver or Amendments. The Series B Investors and each Holder of Securities acknowledge that by operation of
Section 12.1 hereof the Holders of a Majority of the Restricted Stock will, subject to the limitations contained in such Section 12.1, have the right and power to diminish or eliminate certain rights of the Series B Investors under this Agreement.

                     12.3 Rights of Holders Inter Se. Each Holder of Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder or Holders of Securities with respect to exercising or refraining from exercising any such right or rights.

                     12.4 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing (including telecopy or similar writing) and shall be given, if to the Company to:

                               Value America, Inc.
                               2300 Commonwealth Drive
                               Charlottesville, Virginia 22901
                               Attention: Mr. Craig A. Winn, Chairman and Chief Executive Officer
                               Telecopier: (804) 817-7884


                     with a copy to:

                               Gary D. LeClair, Esq.
                               LeClair Ryan, A Professional Corporation
                               707 East Main Street, 11th Floor
                               Richmond, VA 23219
                               Telecopier: (804) 783-2294

                     if to any other Holder of Securities to such Holder at the address or to the telecopier number as set forth for such Holder on Annex A hereto or as such Holder may otherwise specify by notice to the Company from time to time, or to such other address or telecopier number as such party may specify for the purpose by notice to the other party or parties to this Agreement, as the case may be. A copy of any notice to the Company or to the Series B Investors or any other Holder of Securities shall also be given to each other Holder of Securities. Any notice, request, consent or other communication hereunder shall be deemed to have been given and received on the day on which it is delivered (by any means including personal delivery, overnight air courier, United States mail) or telecopied (or, if such day is not a business day or if the notice, request, consent or communication is not telecopied during business hours of the intended recipient, at the place of receipt, on the next following business day).

                     12.5      Survival of Representations and
Warranties, etc . All represen-tations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Series B Investors, and the sale and purchase of the Securities and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder. Any claim against the Company based upon any inaccuracy in any of the representations or breach of any of the warranties hereunder must be asserted against the Company, either by written notice given to the Company specifying with reasonable particularity the claimed inaccuracy or breach or by institution of an action at law or suit in equity against the Company and the serving of the process and complaint with respect thereto upon the Company, within thirty (30) months from the Closing Date.

                     12.6 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                     12.7 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the Holder or Holders at the time of any of the Securities. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

                     12.8 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                     12.9 Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of Virginia should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

                     12.10 Expenses. The Company agrees, whether or not the transactions contemplated hereby are consummated, to pay, and hold the Series B Investors and the Holders of the Securities harmless from liability for the payment of, (i) the fees and expenses of their special counsel arising in connection with the negotiation and execution of this Agreement and all agreements and documents described in
Section 6.1 and the Certificate and consummation of the transactions contemplated hereby and thereby, (ii) the fees and expenses incurred with respect to any amendments to this Agreement or the Certificate proposed by the Company (whether or not the same become effective),
(iii) if the Series B Investors or other Holder of Securities desires to sell or otherwise transfer any or all of the Securities held by it and counsel for the Company declines to render a legal opinion to the Series B Investors or such holder, without cost or expense to such Series B Investors or Holder, whether or not registration under the Securities Act will be required for such sale or transfer, the fees and expenses of counsel for the Series B Investor or such Holder in rendering such an opinion, (iv) the fees and expenses of one firm of counsel for any Holder or Holders of Securities who may be deemed to be Affiliates of the Company for reviewing any registration statement or prospectus to be filed under the Securities Act, or any amendments or supplements thereto, unless such registration statement is being prepared and effected in accordance with the Registration Rights Agreement and such Holder or Holders are participating as selling shareholders in such registration, (v) the fees and expenses incurred in connection with any requested waiver of the right of any Holder of Securities or the consent of any Holder of Securities to contemplated acts of the Company not otherwise permissible by the terms of this Agreement or the Certificate, (vi) stamp and other taxes, excluding income taxes, which may be payable with respect to the execution and delivery of this Agreement or the issuance, delivery or acquisition of the Preferred Stock or upon the conversion of the Preferred Stock, (vii) the fees and expenses incurred in respect of the enforcement of the rights granted under this Agreement or the Certificate, and (viii) all costs of the Company's performance of and compliance with this Agreement and the Certificate.

                     12.11 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                     12.12 Authorship. This Agreement shall not be construed for or against any party by reason of the authorship or claimed authorship of any provision of this Agreement or by reason of the status of the respective parties.

                     12.13 Entire Agreement. This Agreement and any agreement, document or instrument referred to herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

                     12.14 Exculpation Among Series B Investors. Each Series B Investor acknowledges that it is not relying upon any other Series B Investor, or any officer, director, employee, agent, partner or affiliate of any such other Series B Investor, in making its investment or decision to invest in the Company or in monitoring such investment. Each Series B Investor agrees that no Series B Investor nor any controlling person, officer, director, stockholder, partner, agent or employee of any Series B Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the Preferred Stock, or both. Without limiting the generality of the foregoing, no Series B Investor (or any of its affiliates, officers, directors, stockholders, partners, agents or employees) shall have any obligation, liability or responsibility whatsoever for the accuracy, completeness or fairness of any or all information about the Company or its properties, business or financial and other affairs, acquired by such Series B Investor from the Company or its officers, directors, employees, agents, representatives, counsel or auditors, and in turn provided to another Series B Investor, nor shall such Series B Investor (or such other person) have any obligation or responsibility whatsoever to provide any such information to any other Series B Investor (or such other person) or to continue to provide any such information if any information is provided.

                     12.15 Counsel. In connection with the transactions contemplated by this Agreement, the Company has been represented by LeClair Ryan, A Professional Corporation ("Counsel"). Each party hereto has reviewed the contents of this Agreement and fully understands its terms. Each party hereto other than the Company acknowledges that he or it is fully aware of his or its right to the advice of counsel independent from that of the Company, that Counsel has advised him or it of such right and disclosed to him or it the risks in not seeking such independent advice, and that he or it understands the potentially adverse interests of the parties with respect to this Agreement. Each party hereto further acknowledges that no representations have been made with respect to tax or other consequences of this Agreement or the transactions contemplated herein to him or it, and that he or it has been advised of the importance of seeking independent counsel with respect to such consequences. Each Series B Investor acknowledges and agrees that it has not received any information or advise from, and is not relying upon any statement made by Ullico or Ullico's special counsel, Paul, Hastings, Janofsky & Walker LLP, in entering into or in connection with this Agreement or the transactions contemplated hereby.

         [SIGNATURE PAGE OF PREFERRED STOCK PURCHASE AGREEMENT]


                     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers as of the day and year first above written.


                                        VALUE AMERICA, INC.

                                        By:____________________________________
                                                 Craig A. Winn, Chairman and
                                                 Chief Executive Officer



                                        UNION LABOR LIFE INSURANCE COMPANY
                                        Acting for its Separate Account P

                                        By:____________________________________
                                                 An Authorized Officer

         [SIGNATURE PAGE OF PREFERRED STOCK PURCHASE AGREEMENT]


                                        VULCAN VENTURES INCORPORATED

                                        By:____________________________________
                                               Name:___________________________
                                               Title:__________________________



                                        THE UNITED ASSOCIATION OF JOURNEYMEN
                                        AND APPRENTICES OF THE PLUMBING AND
                                        PIPEFITTING INDUSTRY OF THE UNITED
                                        STATES AND CANADA, GENERAL FUND

                                        By:____________________________________
                                               Name:___________________________
                                               Title:__________________________


                                        THE ANNETTE M. AND THEODORE N. LERNER
                                        FAMILY FOUNDATION

                                        By:____________________________________
                                               Name:___________________________
                                               Title:__________________________


                                        RYMAC JOINT VENTURE

                                        By:____________________________________
                                               Name:___________________________
                                               Title:__________________________


                                        BENDER FAMILY INVESTMENT LIMITED PARTNERSHIP

                                        By:____________________________________
                                               Name:___________________________
                                               Title:__________________________







         [SIGNATURE PAGE OF PREFERRED STOCK PURCHASE AGREEMENT]



                                        LERNER INVESTMENTS LIMITED
                                        PARTNERSHIP, a Maryland limited partnership


                                        By:      Moloreaux, Inc., its general partner


                                                 By:___________________________________
                                                         An Authorized Officer







         [SIGNATURE PAGE OF PREFERRED STOCK PURCHASE AGREEMENT]


                                                 -------------------------------------
                                                 William D. Savoy


                                                 -------------------------------------
                                                 Grover McKean


                                                 -------------------------------------
                                                 David Schwinger


                                                 -------------------------------------
                                                 Terence R. McAuliffe


                                                 -------------------------------------
                                                 Charles T. Manatt


                                                 -------------------------------------
                                                 Martha T. S. Werner


                                                 -------------------------------------
                                                 Thomas Driscoll


                                                 -------------------------------------
                                                 John Shulman


                                                 DAVIDSON FAMILY LIMITED PARTNERSHIP

                                                 By:  ___________________________________
                                                      Thomas R. Davidson, General Partner


                                                      -------------------------------------
                                                      C. Raymond Marvin






         [SIGNATURE PAGE OF PREFERRED STOCK PURCHASE AGREEMENT]


                                                      YAGEMANN REVOCABLE TRUST,
                                                      DATED NOVEMBER 13, 1992

                                                 By:  ___________________________________
                                                      Name:  ____________________________
                                                      Title: ____________________________


                      [STOCKHOLDER SIGNATURE PAGE]



                  The undersigned hereby became parties to this Preferred Stock Purchase Agreement solely for the purpose of Section 7.12(b) hereof.


Dated as of June 26, 1998


                                    -------------
                                    Craig A. Winn


                                    -------------
                                    Rex Scatena



                                ANNEX A

                         SCHEDULE OF INVESTORS


                        Name/Address                                                  Number of
                                                                                       Shares
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                 Union Labor Life Insurance Company                                     7,801
                 111 Massachusetts Avenue, N.W.
                 Washington, DC  20001
                 Attention: Mr. Michael R. Steed,
                 Senior Vice President
                 Telecopier: (202) 682-7932


                 Vulcan Ventures Incorporated                                         492,287
                 110   110th Avenue Northeast
                 Suite 550
                 Bellevue, WA 98004
                 Telecopier: (425) 453-1985

                 The United Association of Journeymen and Apprentices of the            8,979
                 Plumbing and Pipefitting Industry of the United States and
                 Canada,
                 General Fund
                 901 Massachusetts Avenue, N.W.
                 Washington, DC 20001
                 Telecopier: (202) 628-5024

                 The Annette M. and Theodore N. Lerner                                  3,891
                 Family Foundation, Inc.
                 11501 Huff Court
                 North Bethesda, MD 20895
                 Attention: Edward Cohen, Partner
                 Telecopier: (301) 770-0144

                 Rymac Joint Venture                                                    9,846
                 5512 Oak Place
                 Bethesda, MD 20817
                 Attention: Paul McNamara
                 Telecopier: (301) 652-8291

                 Bender Family Investment Limited Partnership                           6,563
                 1120 Connecticut Avenue, Suite 1200
                 Washington, DC 20036
                 Telecopier: (202) 785-9347

                 Davidson Family Limited Partnership                                   13,127
                 c/o Mr. Thomas Davidson
                 Thomas Walsh
                 1600 Wilson Boulevard, Suite 800
                 Arlington, VA 22209
                 Telecopier: (703) 312-6419


                 William D. Savoy                                                      16,411
                 c/o Vulcan Ventures Incorporated
                 110 110th Avenue Northeast
                 Suite 550
                 Bellevue, WA 98004
                 Telecopier: (425) 453-1985

                 Grover McKean                                                          1,641
                 2311 Nottingham Avenue
                 Los Angeles, CA  90027
                 Telecopier: (213) 666-4235

                 David Schwinger                                                        6,563
                 6009 Roseland Drive
                 Rockville, MD  20852-3646
                 Telecopier: (202) 298-7570

                 Terence R. McAuliffe                                                   3,282
                 7527 Old Dominion Drive
                 McLean, VA  22102
                 Telecopier: (703) 749-9190

                 Charles T. Manatt                                                      1,641
                 Manatt Phelps & Phillips
                 1501 M Street, N.W.
                 Washington, DC  20005
                 Telecopier: (202) 463-4394

                 Martha T.S. Werner                                                     3,282
                 c/o Hawkes Carlton Sanchez & Co., Ltd.
                 11726 San Vicente Boulevard, Suite 300
                 Brentwood, CA  91436
                 (310) 442-4717

                 Thomas Driscoll                                                        3,282
                 c/o R.W. Pressprich & Co., Inc.
                 40 Rose Wharf, Second Floor
                 Boston, MA 02110
                 Telecopier: (617) 330-9152

                 John Shulman                                                           3,282
                 4620 Laverock Place, NW
                 Washington, D.C. 20007
                 Telecopier: (202) 333-8260

                 C. Raymond Marvin                                                     13,127
                 1371 Kirby Road
                 McLean, VA 22101
                 Telecopier: (703) 847-4215


                 Yagemann Revocable Trust,                                             16,411
                 Dated November 13, 1992
                 9 Cobb Island Drive
                 Greenwich, CT 06830



                                ANNEX B

                               ANNEX 4.4


                         LOCK-UP AGREEMENT FOR
                DIRECTORS, OFFICERS AND SECURITYHOLDERS
                         OF VALUE AMERICA, INC.



BANCAMERICA ROBERTSON STEPHENS
   As Lead Representative of the several Underwriters
555 California Street, Suite 2600
San Francisco, California  94104

Ladies and Gentlemen:

                  The undersigned understands that you, as lead representative of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Value America, Inc. (the "Company") and certain Selling Stockholders (as defined in the Underwriting Agreement) providing for the initial public offering (the "Public Offering") by the Underwriters, including yourselves, of the Company's common stock, no par value, (the "Common Stock") pursuant to a Registration Statement of Form S-1 (the "Registration Statement") to be filed with the Securities and Exchange Commission. This letter agreement shall terminate and be of no further force and effect either (i) upon a decision by BancAmerica Robertson Stephens or the Company not to proceed with the Public Offering, or (ii) if the Registration Statement is not filed with the Securities and Exchange Commission by July 15, 1998.

                                                                 Page



                  In  consideration of the  Underwriters'  agreement to
purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees that the undersigned will not, for a period commencing on the date hereof and continuing thereafter until 180 days after the date of the final prospectus for the Public Offering (the "Lock-Up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any
shares of Common  Stock or any securities   convertible  into  or
exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than (a) as a bona fide gift or a distribution to limited partners, members or shareholders of the undersigned, provided that the donees or distributees thereof (as the case may be) agree in writing to be bound by the terms of this Lock-Up Agreement, (b) as a bona fide pledge or, upon foreclosure of such pledge, to the pledgee, provided that the pledgee agrees to be subject to the transfer restrictions herein to the same extent as the undersigned, or (c) with the prior written consent of BancAmerica Robertson Stephens. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. Notwithstanding the foregoing, this Lock-Up Agreement does not prohibit (i) the sale of shares of Common Stock by the undersigned to the Underwriters in the Public Offering or (ii) resales of shares of Common Stock acquired by the undersigned in the Public Offering or in subsequent open-market purchases. The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.


Date:  _____________________, 1998


                                         Very truly yours,

-------------------------------------------------------------------------------


                          VALUE AMERICA, INC.




                   ----------------------------------

                   PREFERRED STOCK PURCHASE AGREEMENT

                   -----------------------------------






              617,979 SHARES OF 5% CUMULATIVE CONVERTIBLE

                        SERIES B PREFERRED STOCK






                       Dated as of June 26, 1998



-------------------------------------------------------------------------------

                            LIST OF ANNEXES


Annex A                   Schedule of Investors

Annex B                   Articles of Amendment of Value America, Inc.

Annex 4.4                 Lockup Agreement for Directors, Officers and Security Holders of Value America, Inc.

Annex 5.2                 Qualification

Annex 5.3                 Capital Stock

Annex 5.5                 Schedule of Indebtedness for Borrowed Money

Annex 5.6                 Schedule of Holders of Common Stock, Options and Warrants

Annex 5.11                Brokers and Finders

Annex 5.12                Financial Statements

Annex 5.13                Schedule of Special Liabilities

Annex 5.14                Schedule of Changes

Annex 5.15                Schedule of Material Agreements

Annex 5.17                Taxes

Annex 5.18                Patents and Other Intangible Assets

Annex 5.19                Employment Benefit Plans

Annex 5.20                Title to Property and Encumbrances: Leases

Annex 5.22                Insurance

Annex 5.23                Schedule of Litigation

Annex 5.25                Registration Rights

Annex 5.26                Licenses

Annex 5.27                Schedule of Interested Party Transactions







Annex 5.29A               Schedule of Fully Operational Software

Annex 5.29B               Schedule of Developing Software

Annex 5.30(c)             Schedule of Customer Complaints

Annex 5.30(d)             Schedule of Manufacturer Communications

Annex 6.1(f)              Opinion of Company's Counsel

Annex 6.1(k)              Amended and Restated Stockholders Agreement

Annex 6.1(l)              Amended and Restated Registration Rights Agreement

Annex 6.1(m)              Common Stock Purchase Agreement

Annex 6.1(n)              Voting Agreement

Annex 7.15                Use of Proceeds


                           TABLE OF CONTENTS


                                                                                                      Page

1.           Authorization of Securities.................................................................1

2.           Sale and Purchase of Preferred Stock........................................................1

3.           Closing.....................................................................................1

4.           Register of Securities; Restrictions on Transfer of Securities; Removal of Restrictions on
             Transfer of Securities                                                                      1

             4.1      Register of Securities.............................................................1
             4.2      Restrictions on Transfer...........................................................2
             4.3      Removal of Transfer Restrictions...................................................3
             4.4      Lock-Up Agreement..................................................................3

5.           Representations and Warranties by the Company...............................................4

             5.1      Organization, Standing, etc........................................................4
             5.2      Qualification......................................................................4
             5.3      Capital Stock......................................................................4
             5.4      Preferred Stock....................................................................5
             5.5      Indebtedness for Borrowed Money....................................................5
             5.6      Shareholder List...................................................................5
             5.7      Corporate Acts and Proceedings.....................................................6
             5.8      Compliance with Laws and Other Instruments.........................................6
             5.9      Binding Obligations................................................................7
             5.10     Securities Laws....................................................................7
             5.11     No Brokers or Finders..............................................................7
             5.12     Financial Statements...............................................................7
             5.13     Absence of Undisclosed Liabilities.................................................7
             5.14     Changes............................................................................8
             5.15     Material Agreements of the Company.................................................8
             5.16     Employees..........................................................................9
             5.17     Tax Returns and Audits............................................................10
             5.18     Patents and Other Intangible Assets...............................................10
             5.19     Employment Benefit Plans--ERISA...................................................12
             5.20     Title to Property and Encumbrances; Leases........................................12
             5.21     Condition of Properties...........................................................12
             5.22     Insurance Coverage................................................................12
             5.23     Litigation........................................................................13
             5.24     Registration Statement............................................................13
             5.25     Registration Rights...............................................................13
             5.26     Licenses..........................................................................13
             5.27     Interested Party Transactions.....................................................13
             5.28     Minute Books and Check Authorizations.............................................14
             5.29     Computer Software.................................................................14
             5.30     Value America Web Site and Systems................................................14
             5.31     Year 2000.........................................................................15
             5.32     Disclosure........................................................................15


5A.          Series B Investors Representations and Warranties..........................................15

6.           Conditions of Parties' Obligations.........................................................16

             6.1      Conditions of the Series B Investors' Obligations at the Closing..................16
             6.2      Conditions of Company's Obligations...............................................18

7.           Affirmative Covenants......................................................................18

             7.1      Maintain Corporate Rights and Facilities..........................................18
             7.2      Maintain Insurance................................................................18
             7.3      Pay Taxes and Other Liabilities...................................................19
             7.4      Records and Reports...............................................................19
             7.5      Preparation of Budget.............................................................20
             7.6      Notice of Litigation and Disputes.................................................21
             7.7      Directors' Meetings...............................................................21
             7.8      Conduct of Business...............................................................21
             7.9      Replacement of Certificates.......................................................21
             7.10     Compliance with Section 6.........................................................21
             7.11     Securities Law Filings............................................................21
             7.12     Composition of the Board of Directors; Compensation Committee.....................22
             7.13     Compliance With Certificate and Bylaws............................................22
             7.14     Internal Accounting Controls......................................................22
             7.15     Use of Proceeds...................................................................22
             7.16     Union Matters.....................................................................23

8.           Negative Covenants.........................................................................23

             8.1      Senior or Parity Securities.......................................................23
             8.2      Private Offerings.................................................................23
             8.3      Changes in Type of Business.......................................................24
             8.4      Loans; Guarantees.................................................................24
             8.5      Restrictive Agreements............................................................24


9.           Enforcement................................................................................24

             9.1      Remedies at Law or in Equity......................................................24
             9.2      Cumulative Remedies...............................................................25
             9.3      No Implied Waiver.................................................................25

10.          Rights of First Refusal....................................................................25

             10.1     Subsequent Offerings..............................................................25
             10.2     Exercise of Rights................................................................25
             10.3     Issuance of Equity Securities to Other Persons....................................25
             10.4     Termination of Right of First Refusal.............................................26
             10.5     Excluded Securities...............................................................26
             10.6     Strategic Investor Exception......................................................26

11.          Definitions................................................................................27

12.          Miscellaneous..............................................................................31

             12.1     Waivers and Amendments............................................................31
             12.2     Effect of Waiver or Amendment.....................................................31
             12.3     Rights of Holders Inter Se........................................................31
             12.4     Notices...........................................................................32
             12.5     Survival of Representations and Warranties, etc...................................32
             12.6     Severability......................................................................33
             12.7     Parties in Interest...............................................................33
             12.8     Headings..........................................................................33
             12.9     Choice of Law.....................................................................33
             12.10     Expenses.........................................................................33
             12.11    Counterparts......................................................................34
             12.12    Authorship........................................................................34
             12.13    Entire Agreement..................................................................34
             12.14    Exculpation Among Series B Investors..............................................34
             12.15    Counsel...........................................................................35
